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                                                             ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-91931 for Hartford Life and Annuity Insurance Company Separate Account Ten (formerly Putnam Capital Manager Trust Separate Account Two) on Form N-4.

Hartford, Connecticut                                /s/ Arthur Andersen LLP
April 9, 2001